Restructuring Expenses	9 Months Ended
Sep. 30, 2012
Restructuring Expenses [Abstract]
Restructuring Expenses
(8)	Restructuring Expenses

In November 2011, the Company's Board of Directors approved a restructuring plan designed to fund the Company's lead development programs through key milestones in 2012, eliminate plans to use its facility in East Norriton, Pennsylvania as a manufacturing center, and centralize its research and development operations in its leased facility in Winston-Salem, North Carolina. The Company has retained a few administrative employees in its facility in East Norriton, Pennsylvania, and is exploring options to significantly reduce the amount of space it currently rents.

The Company offered severance benefits to the terminated employees, and recorded a $1.7 million charge for personnel-related termination costs in the fourth quarter of 2011, of which $0.8 million was included in research and development expense and $0.9 million was included in general and administrative expense in the accompanying statements of operations. As of September 2012 the Company completed payment of these severance benefits.

The following table summarizes the activity related to accrued severance benefits for the nine months ended September 30, 2012 (in thousands).
Accrued Severance Benefits

Balance at December 31, 2011	$1,544
Net charges paid	(1,544)
Balance at September 30, 2012	$—